July 25, 2007

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

Supplement to Prospectus
dated April 1, 2007

The fund’s Board of Trustees has approved, subject to
shareholder approval, an Agreement and Plan of Reorganization (the
“Agreement”) between the fund and Dreyfus Premier State
Municipal Bond Fund, on behalf of that fund’s Pennsylvania Series
(the “Acquiring Fund”). The Agreement provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring
Fund of the fund’s stated liabilities, the distribution of shares of the
Acquiring Fund to fund shareholders and the subsequent termination of the fund (the “Reorganization”).

It is currently contemplated that holders of fund shares as
of September 7, 2007 (the “Record Date”) will be asked to approve the Agreement on behalf of the fund at a special meeting of
shareholders to be held on or about November 15, 2007. If the
Agreement is approved, the Reorganization will become effective on or about November 29, 2007.

In anticipation of the Reorganization, effective on or about
August 3, 2007 (the “Sales Discontinuance Date”), the fund will be closed to any investments for new accounts, except that new
accounts may be opened by wrap accounts that established the fund as an investment option prior to the Sales Discontinuance
Date. Shareholders of the fund as of the Sales Discontinuance
Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing fund accounts up until the time of the Reorganization.

A Prospectus/Proxy Statement with respect to the proposed
Reorganization will be mailed prior to the meeting to fund
shareholders as of the Record Date. The Prospectus/Proxy
Statement will describe the Acquiring Fund and other matters.
Investors may obtain a free copy of the Prospectus of the
Acquiring Fund by calling 1-800-554-4611.